UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2022

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement
Conditional Consent, Waiver and Acknowledgement to Business Combination Agreement
On August 30, 2022, System1, Inc., a Delaware corporation (“System1” or the “Company”), Protected.net Group Limited (“Protected UK”) and Just Develop It Limited (“JDI”) entered into a Conditional Consent, Waiver and Acknowledgement (the “Waiver”) pursuant to which JDI agreed to waive its right to the Year 3 Stock Bonus Pool (as such term is defined in the BCA, as defined below), consisting of $50,000,000 worth of System1 Class A Common Stock, par value $0.0001 (“System1 Class A Stock”) payable in January 2024 and as set forth in Section 12.11(a) of the Business Combination Agreement dated June 28, 2021 (as amended), by and among S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected”) and the other parties signatory thereto (collectively, the “BCA”) in exchange for $40,000,000 in cash payable in four (4) quarterly installments of $10,000,000 each, commencing on August 30, 2022 and on each three (3) month anniversary thereafter.

This summary is qualified in its entirety by reference to the full text of the Waiver, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Lockup Agreements

On August 30, 2022 and in connection with entering into the Waiver, System1 entered into one (1) year contractual lockup agreements with each of Christopher Phillips, a member of the Board of Directors of the Company and the controlling shareholder of JDI (on behalf of himself and JDI) (the “JDI Lockup”) and Nicholas Baker (on behalf of himself and entities that are controlled by Nicholas Baker) (the “Baker Lockup” and, together with the JDI Lockup, the “Bonus Waiver Lockups”), pursuant to which the parties to the Bonus Waiver Lockups have agreed not to sell their shares of System1 Class A Stock for one year from September 1, 2022 through August 30, 2023 (the “Lockup Period”); provided that Mr. Phillips/JDI may sell System1 Class A Stock, among other exceptions, at any time during the Lockup Period at prices equal to or in excess of $11.00 per share.

This summary is qualified in its entirety by reference to the full text of the Bonus Waiver Lockups, which are filed as Exhibits 10.2 and 10.3 hereto and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits.

Exhibit No.	Description
10.1	Conditional Consent, Waiver and Acknowledgement

10.2	Lockup Agreement with Christopher Phillips and Just Develop It Limited

10.3	Lockup Agreement with Nicholas Baker

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: August 30, 2022	By:	/s/ Daniel J. Weinrot
	Name:	Daniel J. Weinrot
	Title:	General Counsel & Corporate Secretary

3